UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 19, 2018

Amarin Corporation plc

(Exact name of registrant as specified in its charter)

England and Wales	0-21392	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Pembroke House, Upper Pembroke Street 28-32, Dublin 2, Ireland		Not applicable
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +353 1 6699 020

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02 Unregistered Sales of Equity Securities.

On October 19, 2018, Corsicanto II Designated Activity Company (“Corsicanto”), a wholly-owned subsidiary of Amarin Corporation plc (the “Company”), gave notice to mandatorily exchange the $30.0 million of aggregate principal amount of its January 2017 3.50% Exchangeable Senior Notes due 2047 (the “Notes”) into 257.2016 of the Company’s American Depositary Shares (the “Shares”) representing a corresponding number of the Company’s ordinary shares, par value £0.50 per share (the “Ordinary Shares”), per $1,000.00 of principal amount of the Notes on November 2, 2018, or an aggregate amount of 7,716,048 ADSs, subject to certain adjustments as provided in the Indenture, dated January 25, 2017 by and among Corsicanto, the Company, and Wilmington Trust, National Association, as trustee, governing the Notes.

The following table sets forth the aggregate principal amount of the Notes that will be exchanged into Shares pursuant to the exchange of the Notes (the “Transaction”).

Convertible Note	Principal Amount
January 2017 3.50% Exchangeable Senior Notes due 2047 of Corsicanto II Designated Activity Company	$30,000,000.00

Subject to compliance with certain conditions, the Company and Corsicanto have the right to mandatorily exchange the Notes, in whole or in part, if the daily volume-weighted average price per Share equals or exceeds $5.05 for at least twenty trading days in any thirty-trading day window. This condition was met for the thirty-trading-day window ending, and including, October 19, 2018. The Company will issue the Shares pursuant to the exchange of the Notes in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended. The Transaction will retire all of the outstanding Notes, and the issuance of the Shares will also satisfy the Company’s obligations with respect to any accrued and unpaid interest on the Notes as of the date of the Transaction.

On October 19, 2018, the Company issued a press release announcing the Transaction. The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press Release, dated October 19, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2018	Amarin Corporation plc

	By:	/s/ John Thero
John Thero
President and Chief Executive Officer